                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[_]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (5) Total fee paid:
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[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                          OPTA FOOD INGREDIENTS, INC.
                               25 Wiggins Avenue
                               Bedford, MA 01730
                                (781) 276-5100
                              Fax: (781) 276-5101

                                                                 April 19, 2002

Dear Stockholder:

   You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Opta Food Ingredients, Inc. (the "Company") to be held on Tuesday, May 21, 2002 at 9:30 a.m. at the offices of the Company, 25 Wiggins Avenue, Bedford, Massachusetts.

   This year stockholders are being asked to consider the election of six (6) members of the Company's Board of Directors, to approve the adoption of the Company's Amended and Restated Employee Stock Purchase Plan and the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2002. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

   The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters that will be presented at the Annual Meeting.

   Regardless of the number of shares of Common Stock you may own, your votes are important. YOU ARE URGED TO VOTE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD PROMPTLY, in accordance with the instructions set forth on the card, whether or not you plan to attend the Annual Meeting in person. This will ensure your proper representation at the Annual Meeting.

   Thank you for giving these materials your careful consideration.

                                          Sincerely,

                                          ARTHUR J. McEVILY, Ph.D.
                                          President and Chief Executive Officer

                          OPTA FOOD INGREDIENTS, INC.
                               25 Wiggins Avenue
                               Bedford, MA 01730
                                (781) 276-5100

                                   --------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 21, 2002

To the Stockholders of Opta Food Ingredients, Inc.:

   Notice is hereby given that the 2002 Annual Meeting of Stockholders of Opta Food Ingredients, Inc. (the "Company") will be held on Tuesday, May 21, 2002 at 9:30 a.m. at the offices of the Company, 25 Wiggins Avenue, Bedford, Massachusetts, to consider and act upon:

      (1) The election of six (6) members of the Company's Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and take office;

      (2) The approval of the adoption of the Company's Amended and Restated Employee Stock Purchase Plan, as described in the accompanying Proxy Statement;

      (3) The approval of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2002; and

      (4) Such other business as may properly come before the Annual Meeting or any adjournments thereof.

   Reference is hereby made to the accompanying Proxy Statement for more complete information concerning the matters to be acted upon at the Annual Meeting.

   The Board of Directors has fixed the close of business on March 22, 2002 as the Record Date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. All stockholders are invited to attend the Annual Meeting in person.

HOLDERS OF RECORD OF COMMON STOCK AS OF THE RECORD DATE ARE URGED TO VOTE, SIGN, DATE AND RETURN THEIR PROXIES IN THE ENCLOSED RETURN ADDRESSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. HOLDERS OF RECORD OF THE COMMON STOCK AS OF THE RECORD DATE WHO DO ATTEND THE MEETING AND WISH TO VOTE IN PERSON MAY REVOKE THEIR PROXIES AND VOTE AT THE MEETING.

                                          By Order of the Board of Directors

                                          JEFFREY M. WIESEN
                                          Secretary

Bedford, Massachusetts
April 19, 2002

                          OPTA FOOD INGREDIENTS, INC.
                               25 Wiggins Avenue
                               Bedford, MA 01730
                                (781) 276-5100

                                PROXY STATEMENT
                  FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 21, 2002

                              GENERAL INFORMATION

   This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of Opta Food Ingredients, Inc., a Delaware corporation ("Opta" or the "Company"), in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be voted at the Company's 2002 Annual Meeting of Stockholders to be held on May 21, 2002 at 9:30 a.m. at the Company's offices, 25 Wiggins Avenue, Bedford, Massachusetts, and at any adjournments thereof (the "Meeting").

   When the proxy card of a stockholder is duly executed and returned, the shares of the Company's Common Stock, $.01 par value per share (the "Common Stock") represented thereby will be voted in accordance with the voting instructions given on the proxy by the stockholder. If no such voting instructions are given on a proxy card with respect to one or more proposals, the shares of common stock represented by that proxy card will be voted, in the election of Directors, for the nominees named herein, and with respect to other proposals, in accordance with the recommendations of the Board. Stockholders may revoke their proxies at any time prior to any vote at the Meeting by written notice of revocation to the Secretary of the Company at or before the Meeting, by submission of a duly executed proxy card bearing a later date, or by voting in person by ballot at the Meeting. The presence, in person or by proxy, of the holders of a majority of common stock entitled to vote at the Meeting, is necessary to constitute a quorum at the Meeting. As to each matter submitted to a vote of stockholders, except (i) as provided for under the Company's Restated By-Laws ("Restated By-Laws") and (ii) as provided for under Delaware law, abstentions are treated as votes against a proposal and broker non-votes have no effect on the vote. Pursuant to the Restated By-Laws, the Directors are elected by a plurality of the votes cast at the Meeting. The vote required to approve each proposal is set out at the end of that proposal. No appraisal rights exist for any action proposed to be taken at the Meeting.

   The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Proxies may be solicited by Directors, officers, or employees of the Company by mail, by telephone, in person, or otherwise. No such person will receive additional compensation for such solicitation. In addition, the Company will request banks, brokers, and other custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of Common Stock and to obtain voting instructions from such beneficial owners. The Company will reimburse such firms for their reasonable expenses in forwarding proxy materials and obtaining voting instructions.

   This Proxy Statement and the enclosed proxy card are first being mailed or otherwise furnished to all stockholders of the Company entitled to notice of and to vote at the Meeting on or about April 19, 2002. The Annual Report to Stockholders for the fiscal year ended December 31, 2001 is being mailed to the stockholders with this Proxy Statement, but does not constitute a part hereof.

                               VOTING SECURITIES

   Holders of Common Stock of record on the books of the Company at the close of business on March 22, 2002 (the "Record Date") are entitled to notice of and to vote at the Meeting. At March 22, 2002, there were 10,856,873 shares of Common Stock issued and outstanding, each of which entitles the holder to one vote on each matter submitted to a vote at the Meeting.

                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

Information Concerning the Nominees for Director

   The Restated By-Laws of the Company provide for a Board consisting of such number of Directors as shall be fixed from time to time by the Board. The Board has fixed the number of Directors for the ensuing year at six, and six Directors are to be elected at the Meeting. Pursuant to the Restated By-Laws, the Directors are elected by a plurality of the votes cast at the Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the election of the nominees named below. In the event that a vacancy occurs during the year, such vacancy may be filled by the Board for the remainder of such Director's full term. All nominees will be elected to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal from office. In the event any of these nominees shall be unable to serve as a Director, the shares of common stock represented by the proxy will be voted at the Meeting for the person, if any, who is designated by the Board to replace the nominee. Each of the nominees has consented to be nominated and to serve if elected.

   The table below sets forth certain information with respect to the nominees for election to the Board of Directors.

                                  Year First
                                    Became           Principal Occupation, Business Experience
Name                          Age  Director               and Other Business Affiliations
----                          --- ---------- ---------------------------------------------------------
William P. Carmichael(1), (2) 58     1999    Former Senior Managing Director of the Succession Fund
                                             from 1998 to 2001 which provided strategic financial and
                                             tax consulting to closely held private companies. Former
                                             Senior Vice President of Sara Lee Corporation from 1991
                                             to 1993, Vice President and Chief Financial Officer of
                                             Beatrice Foods Company from 1985 to 1990, Vice
                                             President of E-II Holdings from 1987 to 1988 and Vice
                                             President of Esmark, Inc. from 1976 to 1984. Also a
                                             Director of Cobra Electronics Corporation and Nations
                                             Funds.
A. S. Clausi................. 79     1991    A consultant in the food industry since July 1987. Served
                                             at General Foods Corporation from December 1946 to
                                             July 1987, most recently as Senior Vice President and
                                             Chief Research Officer. Chairman of the Food Research
                                             Directors' Roundtable and Chairman of the Monell
                                             Institute Nutrition Advisory Board. President of the
                                             Institute of Food Technologists in 1993 and 1994 and
                                             Chairman of the Institute of Food Technologists
                                             Foundation. Also a Director of EPL Technologies, Inc. A
                                             member of the Company's Scientific Advisory Board
                                             since 1991.

                             Year First
                               Became           Principal Occupation, Business Experience
Name                     Age  Director               and Other Business Affiliations
----                     --- ---------- ---------------------------------------------------------
Harry Fields (2)........ 78     1991    President of Fields Associates Ltd., a consulting firm,
                                        since April 1990. Served at International Flavors &
                                        Fragrances, Inc. from 1948 to April 1990, most recently
                                        as President, IFF Flavors and as a member of the Board of
                                        Directors.
Glynn C. Morris (1), (2) 61     1993    A consultant to the food industry since 1997. Former
                                        President and Chief Executive Officer of Presto Food
                                        Products, Inc. from 1989 to 1996. From 1973 to 1989,
                                        served with Carnation Company in various positions,
                                        most recently as Vice President/General Manager of the
                                        Specialty Foods Division.
Arthur J. McEvily, Ph.D. 50     1999    Dr. McEvily was named President and Chief Executive
                                        Officer of the Company in February 2000. Previously, he
                                        was named Executive Vice President in January 1999,
                                        Senior Vice President, Commercial Development in
                                        December 1997 and served as Vice President
                                        Applications, Technical Service and New Product
                                        Commercialization from August 1996 to December 1997.
                                        He served as Vice President Sales and Business
                                        Development of the Company from December 1993 to
                                        July 1996. From May 1991 to December 1993 he held
                                        various positions at Opta, ranging from Senior Research
                                        Scientist to Product Director to Director of Business
                                        Development. Dr. McEvily served in various scientific
                                        capacities at Enzytech from October 1988 to May 1991.
Olivier Suquet.......... 44     2000    Chairman and Chief Executive Officer of Diana
                                        Ingredients, Inc., a 100% controlled subsidiary of Banque
                                        Paribas, since 1995. Former Chief Operating Officer of
                                        Diana Ingredients, Inc., from 1993 through 1994. From
                                        1991 to 1993, President of Aromes de Bretagne.

--------
(1) Member of the Compensation Committee.
(2) Member of the Audit and Finance Committee.

Meetings and Committees of the Board of Directors

   During the year ended December 31, 2001, the Board held five meetings. Each of the Directors attended at least 75% of the Board meetings and meetings of committees of the Board of which he was a member. In addition, from time to time, the members of the Board of Directors and its committees may act by unanimous written consent pursuant to Delaware law.

   The Audit and Finance Committee, which consists of Harry Fields, Glynn C. Morris and William P. Carmichael, met twice during 2001 to review with the Company's independent accountants the scope of the annual audit, to discuss the adequacy of internal accounting controls and procedures, and to perform general oversight with respect to the accounting principles applied in the financial reporting of the Company.

   The Compensation Committee, which consists of William P. Carmichael and Glynn C. Morris, met twice during 2001 to review the amount, character, and method of payment of compensation of all executive officers and certain other key employees and consultants of the Company and to administer the Company's stock option and stock purchase plans.

   The Audit and Finance Committee and Compensation Committee are the only standing committees of the Board. The Company does not have a Nominating Committee.

Compensation Committee Interlocks and Insider Participation

   During the year ended December 31, 2001, the Compensation Committee consisted of William P. Carmichael and Glynn C. Morris. Neither of them is or has been an employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Board Recommendation

   The Board of Directors recommends that the stockholders vote FOR the election of the nominees to the Board of Directors. A plurality of the votes cast in person or by proxy at the Meeting is required to elect each nominee as a Director.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth information regarding beneficial ownership of Common Stock as of March 22, 2002, by (i) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each Director or Director nominee of the Company, (iii) each executive officer named in the Summary Compensation Table below, and (iv) all Directors and executive officers of the Company as a group.

                                                                    Shares
                                                                 Beneficially  Percentage
Name and Address*                                                 Owned (1)   Of Total (1)
-----------------                                                ------------ ------------
Nouvelle Holding Guyomarc'h S.A. (2)............................  1,390,574      12.81%
   10 Rue du Colisee 75008
   Paris, France 48 01 98 50
State of Wisconsin Investment Board (3).........................  1,040,000       9.58%
   P.O. Box 7842
   Madison, WI 53707
David A. Rocker (4).............................................    880,000       8.11%
   Suite 1759
   45 Rockefeller Plaza
   New York, NY 10111
Dimensional Fund Advisors, Inc. (5).............................    822,800       7.58%
   1129 Ocean Avenue, 11th Floor
   Santa Monica, CA 90401
William P. Carmichael (6).......................................     46,000          **
A. S. Clausi (7)................................................     45,944          **
Harry Fields (8)................................................     39,666          **
Glynn C. Morris (9).............................................     46,500          **
Arthur J. McEvily, Ph.D. (10)...................................    289,300       2.66%
Scott A. Kumf (11)..............................................    112,233          **
Olivier Suquet (12).............................................  1,393,574      12.84%
All Directors and executive officers as a group (7 persons) (13)  1,973,217      18.17%

--------
* Address provided for beneficial owners of 5% or more of the outstanding Common Stock only.
** Represents beneficial ownership of less than 1% of the outstanding Common
   Stock.
(1) Beneficial ownership of shares for purposes of this table, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares voting power and/or investment power. The stockholders named in the above table have sole voting and investment power with respect to all shares shown to be beneficially owned by them, except as otherwise noted. The percentage of beneficial ownership of Common Stock of each stockholder named in the above table is based upon the 10,856,873 shares of Common Stock issued and outstanding at March 22, 2002, and is calculated by treating any options held by such person and exercisable within 60 days after March 22, 2002 as having been exercised for Common Stock, but without deeming such options to have been exercised for purposes of computing beneficial ownership of Common Stock of any other stockholder. Beneficial ownership of Common Stock by all Directors and executive officers as a group assumes such exercises of options by the members of such group, but not by others.

(2) Based solely upon information reported on Schedule 13D as filed with the Securities and Exchange Commission on January 9, 1997, as amended, on behalf of Nouvelle Holding Guyomarc'h S.A. ("Nouvelle") and Compagnie Financiere de Paribas ("Paribas"). Includes 1,390,574 shares held of record by Nouvelle. As the holder of approximately 95% of the capital stock of Nouvelle, Paribas may be deemed to have sole voting and dispositive power over such shares held of record by Nouvelle. Paribas disclaims beneficial ownership of such shares.

(3) Based solely upon information reported on Schedule 13G as filed with the Securities and Exchange Commission on February 14, 2002.

(4) Based solely upon information reported on Schedule 13G as filed with the Securities and Exchange Commission on March 7, 2002. Includes 482,420 shares owned by Rocker Partners, L.P., 345,880 shares owned by Compass Holdings, Ltd. and 51,700 shares owned by Helmsman Holdings, Ltd. which David A. Rocker has sole voting and dispositive power over such shares.

(5) Based solely upon information reported on Schedule 13G as filed with the Securities and Exchange Commission on February 12, 2002 on behalf of Dimensional Fund Advisors Inc.("DFA"), an investment advisor registered under the Investment Advisors Act of 1940, which serves as investment manager to certain other investment companies, trusts and accounts (the "Funds"). DFA possesses voting and/or investment power over the securities owned by the Funds. DFA disclaims beneficial ownership of such securities.

(6) Includes 3,000 shares which Mr. Carmichael may acquire upon the exercise of options within 60 days after March 22, 2002.

(7) Includes 21,500 shares which Mr. Clausi may acquire upon the exercise of options within 60 days after March 22, 2002.

(8) Includes 28,166 shares which Mr. Fields may acquire upon the exercise of options within 60 days after March 22, 2002.

(9) Represents shares which Mr. Morris may acquire upon the exercise of options within 60 days after March 22, 2002.

(10) Includes 211,167 shares which Dr. McEvily may acquire upon the exercise of options within 60 days after March 22, 2002.

(11) Includes 96,000 shares which Mr. Kumf may acquire upon the exercise of options within 60 days after March 22, 2002.

(12) Includes shares held of record by Nouvelle. See Note 2 above. Mr. Suquet is an officer of Diana Ingredients, Inc. ("Diana"), and may be deemed to be an indirect beneficial owner of the shares owned by Nouvelle because Diana and Nouvelle are each primarily owned by Paribas. Mr. Suquet disclaims beneficial ownership of such shares. Includes 3,000 shares which Mr. Suquet may acquire upon the exercise of options within 60 days after March 22, 2002.

(13) Includes an aggregate of 409,333 shares which may be acquired upon the exercise of options within 60 days after March 22, 2002.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

   Executive officers of the Company are elected by the Board of Directors on an annual basis and serve at the discretion of the Board of Directors. The following table (the "Summary Compensation Table") sets forth a summary of the compensation paid by the Company during its 1999, 2000 and 2001 fiscal years to each of (i) its Chief Executive Officer (the "CEO") and (ii) persons who were serving as executive officers of the Company (other than the CEO) as of December 31, 2001 whose total annual salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2001.

                                                                   Long Term
                                             Annual Compensation  Compensation
                                            ---------------------    Stock
 Name and Principal Position                Year  Salary   Bonus    Options
 ---------------------------                ---- -------- ------- ------------

 Arthur J. McEvily, Ph.D................... 2001 $206,000      --    60,000
   President and Chief Executive Officer    2000 $200,000 $15,000   100,000
                                            1999 $171,000 $68,400    50,000

 Scott A. Kumf............................. 2001 $185,000      --    40,000
   Chief Operating Officer, Chief Financial 2000 $175,000 $15,000    25,000
   Officer and Treasurer                    1999 $140,000 $55,020    40,000

Option Grants in the Last Fiscal Year

   The following table sets forth information concerning stock options granted during the fiscal year ended December 31, 2001 to the officers named in the Summary Compensation Table.




                                      Individual Grants                   Potential
                         ------------------------------------------- Realizable Value at
                                     % of Total                        Assumed Annual
                          Number of   Options                          Rates of Stock
                         Securities  Granted to                      for Option Term (2)
                         Underlying  Employees  Exercise             -------------------
-                          Options   In Fiscal  Price per Expiration
Name                     Granted (1)    Year      Share      Date       5%        10%
----                     ----------- ---------  --------- ----------  -------  --------
Arthur J. McEvily, Ph.D.   60,000       19.7%     $1.66    1/31/11   $83,651   $192,196
Scott A. Kumf...........   40,000       13.1%     $1.66    1/31/11   $55,767   $128,131

--------
(1) These options are non-qualified or incentive stock options granted under the Company's 1992 Employee, Director and Consultant Stock Option Plan with an exercise price equal to the fair market value per share at the date of grant, for a term of ten (10) years, vesting in equal annual installments over five (5) years from the date of grant.
(2) The potential realizable values that would exist for the respective options are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date of grant over the full term of the option. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock.

Option Exercises and Fiscal Year-End Option Values

   The following table sets forth information concerning the number of unexercised options held by the officers named in the Summary Compensation Table at the end of the last fiscal year and the value of such unexercised options as of such date. None of such officers named in the Summary Compensation Table exercised any options during the last fiscal year.



                           Option Exercises                                Value of Unexercised
                         --------------------   Number of Unexercised     In-the-Money Options at
                           Shares             Options at Fiscal Year End        FY-End (1)
                          Acquired    Value   -------------------------- -------------------------
          Name           on Exercise Received Exercisable  Unexercisable Exercisable Unexercisable
          ----           ----------- -------- -----------  ------------- ----------- -------------
Arthur J. McEvily, Ph.D.     -0-      $ -0-     168,166       193,501       $ -0-        $ -0-
Scott A. Kumf...........     -0-      $ -0-      76,000       104,000       $ -0-        $ -0-

--------
(1) Value is calculated by determining the difference between the average of the high and low sales prices for the Common Stock on the Nasdaq National Market on December 31, 2001 ($1.04) and the exercise price of the option.

Compensation of Directors

   The Company's independent Directors, who are neither affiliated with a major shareholder nor parties to consulting arrangements with the Company, each receive an annual retainer of $5,000 and a fee of $1,000 for each Board meeting attended.

   In addition, the Company has a stock option program for Directors under its 1992 Employee, Director and Consultant Stock Option Plan pursuant to which, on March 31 of each year, each non-employee Director then in office receives options to purchase 5,000 shares of Common Stock at the then fair market value thereof. Such options vest in equal annual installments over a five-year period based on continued service on the Board of Directors. Options to purchase 5,000 shares were granted under this program during fiscal 2001 to Messrs. Carmichael, Clausi, Fields, Morris and Suquet.

Employment Contracts, Termination of Employment and Change-in-Control
Arrangements

   The Company has agreements with Arthur J. McEvily and Scott A. Kumf pursuant to which Messrs. McEvily and Kumf will receive severance benefits including 12 months compensation at their current salary, a bonus based upon their average bonus over the preceding 3 years, coverages under the Company's benefit plans for 12 months and outplacement services up to $6,000 due to an involuntary termination or a change in control of the Company which results in a material change in their duties or responsibilities. Also, in the event there is a change in control of the Company, all stock options granted to Messrs. McEvily and Kumf shall immediately vest.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION/(1) /

   The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of outside, non-employee Directors. During the year ended December 31, 2001, the members of the Compensation Committee were William P. Carmichael and Glynn C. Morris. The Committee determines the base salaries of the Company's executive officers and the amount of annual bonus awards, if any, and other compensation to be paid to the Company's executive officers. In addition, the Committee administers the Company's 1992 Employee, Director and Consultant Stock Option Plan (the "Option Plan") under which incentive or non-qualified stock options may be granted to executive officers and other employees.
--------
(1) The report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this report by reference.

Compensation Policies Applicable to Executive Officers; Components of
Compensation

   The Committee's executive compensation policies have as their cornerstone the fundamental purpose of enabling the Company to attract and retain key executive personnel and motivate those executives to achieve the Company's goals. The food ingredients industry and related industries such as the consumer food products industry are extremely competitive with respect to recruitment and retention of qualified personnel. In this environment, the Committee believes that it will be critical to the Company's long-term success that its compensation program appropriately balances competitive compensation features with components structured to motivate the diligent pursuit and accomplishment of Company objectives.

   Each executive officer's compensation package is reviewed annually and is comprised of up to three components: base salary, incentive cash bonus and stock options. In addition to these components, executive officers of the Company are eligible to participate in employee benefit programs available broadly to other Company employees. Executive compensation is determined based on progress toward both Company-wide goals and individual goals. Starting with the Company's broad strategic goals, including increasing revenue and gross margins and becoming a profitable enterprise, the Committee reviews specific annual corporate objectives and goals. Personal objectives and milestones for individual executives are then designed to fit within the framework of the Company's overall goals and objectives. Subjective factors, such as changes in business conditions and other relevant external circumstances, are also taken into consideration. The Company believes the nature of its specific goals and milestones and progress toward their achievement constitute proprietary and confidential information, the disclosure of which would place the Company at a competitive disadvantage.

Base Salary

   In setting the annual base salary levels for each executive officer, the Committee obtains information on the base salaries of executive officers in other food ingredient and consumer food product companies. Members of the Committee also have considered knowledge about salaries paid to executives in companies that are in the same or a similar stage of commercialization of novel products resulting from internal research and development efforts as compared to the Company. In determining which companies to include in its comparison, the Committee considers the size and complexity of the company, the stage of development of its products and geographical location. Within this group, the Committee seeks to make comparisons to executive officers with comparable levels of experience and with similar responsibilities and expected levels of contribution to the Company's performance. The Committee seeks to set base salaries and annual cash bonuses at the midpoint of the range of compensation paid by comparable companies. In addition, the initial level of compensation paid to those executives hired more recently has been determined by market forces and is consistent with industry practice, if any.

Bonus Awards

   The Company has an annual incentive bonus plan for its executives. Annual cash bonuses are based on the Company achieving certain corporate financial goals. As noted above, the Company's annual planning effort includes the establishment of Company-wide objectives into which individual objectives and milestones are structured for key executives, relevant to their specific areas of corporate responsibility. The Committee, in conjunction with the Chief Executive Officer, reviews proposed milestones and objectives for each key executive early in the fiscal year and performs a follow-up review after the fiscal year-end to assess performance and achievement of the objectives. A review of the executive's performance in relation to the Company's overall performance and the Committee's assessment of the executive's contributions to overall corporate results, leads to the Committee's determination of an incentive bonus.

Stock Options

   Subject to the provisions of the Option Plan, the Committee has the authority to determine the terms under which options are granted and the individuals to whom such options may be granted. The Committee believes that equity participation is a key component of the Company's executive compensation program. The stock option program is the Company's major long-term incentive plan, designed to retain executive officers and other employees and motivate them to enhance shareholder value, by aligning the long-term interests of the Company's employees with those of its outside shareholders. The Committee believes that stock options provide an effective long-term incentive for executive officers and other employees to create shareholder value, since the full benefit of the options cannot be realized unless an appreciation in the price of Common Stock occurs over a number of years. The executive officers participate in the Option Plan in the same manner as all of the Company's employees. Initial stock option awards are individually determined prior to employment at levels based upon an employee's potential contribution to the Company's growth and are designed to be competitive with awards by other companies within the consumer food products and food ingredients industries. Subsequent annual stock option awards are based on individual performance and position within the Company. The Committee also takes into account the aggregate amount of stock options previously granted to an individual. All of the Company's current executive officers listed in the Summary Compensation Table were awarded stock options in 2001 which had exercise prices equal to the fair market value of the Company's Common Stock on the date of grant.

Compensation of the Chief Executive Officer

   The Compensation Committee established Dr. McEvily's base salary at $214,000 for fiscal 2002. Also, Dr. McEvily is eligible for an annual cash performance bonus of up to 45% of Dr. McEvily's 2002 base salary upon attainment of corporate performance goals. Dr. McEvily did not receive a cash bonus for fiscal 2001.

   In January 2001, Dr. McEvily was granted options for 60,000 shares of Common Stock, vesting at the rate of 20% each year commencing on the first anniversary of the option grant.

   Overall, Dr. McEvily's compensation has been designed to align Dr. McEvily's interests with those of the Company's Stockholders, both with respect to short-term operating results and long-term increases in the price of the Common Stock. It is the Committee's intention to establish new performance goals each year in consultation with Dr. McEvily and to evaluate his performance and compensation against such objectives.

                                          Compensation Committee

                                          Glynn C. Morris
                                          William P. Carmichael

                              SHAREHOLDER RETURN
                               PERFORMANCE GRAPH

   The following graph compares the performance of the Company's Common Stock to the Russell 2000 Index (the "Russell 2000 Index") and to the Standard & Poor's Foods-250 Index (the "S&P Foods-250 Index") since December 31, 1996. The graph assumes that the value of the investment in the Common Stock and in each index was $100 at December 31, 1996. The Company has not paid any dividends on the Common Stock, and no dividends are included in the representation of the Company's performance. The stock price performance on the graph below is not necessarily indicative of future price performance.

                                    [CHART]


                      Comparison of Cumulative Total Return
                        Among OPTA Food Ingredients, Inc.
                               S&P Foods-250 Index
                               Russell 2000 Index

               Opta Food       S&P Foods-250  Russell 2000
            Ingredients, Inc.      Index          Index
            -----------------  -------------  ------------
12/31/1996      $100.00           $100.00       $100.00
12/31/1997       104.35            143.32        122.34
12/31/1998        69.57            155.10        118.91
12/31/1999        54.35            122.01        142.21
12/31/2000        20.66            154.45        136.07
12/31/2001        17.74            157.41        137.46

                                  PROPOSAL 2:
         ADOPTION OF THE COMPANY'S AMENDED AND RESTATED EMPLOYEE STOCK
              PURCHASE PLAN AND THE RESERVATION OF 250,000 SHARES
                   OF COMMON STOCK ISSUABLE UNDER THIS PLAN

General

   On February 18, 2002, the Board of Directors adopted, subject to shareholder approval, the Opta Food Ingredients, Inc. Amended and Restated Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan, if approved by the shareholders, will increase the number of shares of the Company's Common Stock which may be sold to eligible employees of the Company from 200,000 to 450,000 shares. The Board of Directors approved the Purchase Plan because the Directors believe that it is desirable to continue to offer employees an inducement to acquire an ownership interest in the Company on a tax-favored basis. The Purchase Plan amends and restates the Company's existing Employee Stock Purchase Plan, under which 194,000 of the 200,000 shares reserved for issuance have been purchased by employees of the Company since the adoption of the original employee stock purchase plan by the Board of Directors and shareholders in 1992.

   Set forth below is a general description of the terms of the Purchase Plan, which is qualified in its entirety by reference to the Purchase Plan.

The Purchase Plan

   All employees who work 20 hours or more per week, who have been continuously employed by the Company for at least the six months immediately prior to any offering period are eligible to participate in the Purchase Plan. However, any employee who would own more than 5% of the voting power of the Company's stock immediately after a grant under the Purchase Plan is not eligible to participate and no participant may purchase more than $25,000 of Common Stock, based on the undiscounted value of the Common Stock at the beginning of each offering period, in any one calendar year.

   The Purchase Plan is implemented by a series of offering periods, with a new offering period starting on January 1 and July 1 of each year (or such other times as may be determined by the Board of Directors). If the Purchase Plan is approved, the next offering period will begin on July 1, 2002. If the shareholders do not approve the Purchase Plan, the purchase plan as currently outstanding will expire on June 30, 2002. To participate in the Purchase Plan, an eligible employee will authorize the Company to deduct up to 10% of the employee's pay, not to exceed $21,500 per year, beginning on the first day of each designated offering period. On the first day of each offering period, each eligible employee who has elected to participate in the Purchase Plan will be granted an option to purchase shares of the Company's Common Stock. Unless a participating employee withdraws from the Purchase Plan prior to the end of the offering period, on the last day of the offering period the option will be automatically exercised for the purchase of a number of shares of the Company's common stock determined by dividing the employees' contributions during the offering period by the lesser of (i) 85% of the fair market value of the Common Stock on the first day of the offering period, or (ii) 85% of the fair market value of the Common Stock on the last day of the offering period. Under the Purchase Plan, the fair market value of a share of Common Stock on a given date shall be based on the closing sale price of the Common Stock on that trading date, as reported on the Nasdaq National Market.

   A participant may, on one occasion only during an offering period, decrease the amount of payroll deductions or may withdraw from participation in the Purchase Plan at any time. If a participant withdraws from the Purchase Plan or becomes ineligible to participate in the Purchase Plan, any accumulated employee contributions are paid back to such participant.

   The Board of Directors may amend or terminate the Purchase Plan at any time and in any respect without shareholder approval unless shareholder approval of the amendment in question is required under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), any national securities exchange or system on which the Common Stock is then listed or reported, or under any other applicable laws, rules, or regulations. The Purchase Plan will continue in effect until June 30, 2022, subject to the right of the Board of Directors to terminate the Purchase Plan at any earlier time.

Certain Federal Income Tax Consequences

   The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code and, as a result, participants will be afforded favorable tax treatment under Sections 421 and 423 of the Code. A participant in an offering under the Purchase Plan will not recognize income subject to Federal income tax at the commencement of an offering period or at the time shares are purchased. However, any discount from the market price on the purchase date may be subject to employment taxes (FICA and FUTA). No Federal income tax consequences result to the Company at the commencement of an offering period under the Purchase Plan, upon the subsequent purchases of Common Stock by participants, or upon the disposition of shares acquired under the Purchase Plan other than with respect to a disqualifying disposition (as described below). If no disposition of the shares purchased in an offering period is made within two years from the commencement of such offering period nor within one year from the date the shares are transferred to the employee, then upon subsequent disposition of the shares, the participant will recognize ordinary income equal to the lesser of the gain recognized or 15 percent of the market price of the shares on such commencement date. Any additional gain will be capital gain, and any loss recognized will be capital loss.

   If the shares are disposed of within either the two-year or one-year periods mentioned above (a so-called disqualifying disposition), the participant will recognize ordinary income at the time of such disposition in an amount equal to the difference between the fair market value of the shares at the time such shares were purchased and the purchase price of the shares, and the Company will generally be entitled to a corresponding deduction from its income. Any difference between such fair market value and the disposition price will be treated as capital gain or loss to the participant and will not be deductible by the Company.

   As of April 5, 2002, a total of 89 employees of the Company are participating in the Purchase Plan including Dr. McEvily and Mr. Kumf. However, it is not possible to determine the benefits that these employees will receive since the number of shares and exercise prices for the options granted under the Purchase Plan depend on fluctuating market prices and cannot be determined until June 30, 2002, the end of the current offering period. If the Purchase Plan is not approved by shareholders, it will expire as the number of remaining shares under the original purchase plan is anticipated to be issued at the end of the current offering period expiring June 30, 2002.

   The Board of Directors recommends that the stockholders vote FOR approval of the adoption of the Company's Amended and Restated Employee Stock Purchase Plan and the reservation of an additional 250,000 shares of the Company's common stock for issuance under this plan. The affirmative vote of a majority of the shares of Common Stock voting in person or by proxy at the Meeting is required for such approval.

                                  PROPOSAL 3:
                      APPROVAL OF INDEPENDENT ACCOUNTANTS

Independent Accountants

   The Board of Directors has appointed PricewaterhouseCoopers LLP as the Company's independent accountants to audit our financial statements for the 2002 fiscal year. The Board of Directors proposes that the stockholders ratify this appointment. PricewaterhouseCoopers LLP has served as the Company's independent accountants since the Company's organization in 1991.

   We expect that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

Audit Fees

   Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP in connection with its audit of the Company's consolidated financial statements as of and for the year ended December 31, 2001 and its limited reviews of the Company's unaudited consolidated interim financial statements were $94,400.

Financial Information Systems Design and Implementation Fees

   During the year ended December 31, 2001, PricewaterhouseCoopers LLP rendered no professional services to the Company in connection with the design and implementation of financial information systems.

All Other Fees

   In addition to the fees described above, aggregate fees of $32,128 were billed by PricewaterhouseCoopers LLP during the year ended December 31, 2001 for tax-related services.

Board Recommendation

   The Board of Directors recommends that the stockholders vote FOR approval of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the 2002 fiscal year. The affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy at the Meeting is required for such approval. If the appointment is not approved by the stockholders, the Board of Directors is not obligated to select other independent accountants, but will consider such unfavorable vote.

                            AUDIT COMMITTEE REPORT

   The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq Stock Market, has furnished the following report:

   The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board. The Audit Committee reviews and reassesses its Charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing the Corporation's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal 2001, the Audit Committee: reviewed and discussed the audited financial statements for the year ended December 31, 2001 with management and PricewaterhouseCoopers LLP ("PwC"), the Company's independent auditors; discussed with PwC the matters required by Statement of Auditing Standards No. 61 relating to PwC's conduct of the audit; and received written disclosures and a letter from PwC regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate. Based on the Audit Committee's review of the audited financial statements and discussions with management and PwC, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                                          Audit Committee

                                          William P. Carmichael, Chairman
                                          Glynn C. Morris
                                          Harry Fields

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, Directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2001 all
Section 16(a) filing requirements applicable to the Company's officers, Directors and greater than 10% beneficial owners were complied with.

               STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

   In order to be considered for inclusion in the Proxy Statement and form of proxy for the Company's 2003 Annual Meeting of Stockholders, stockholder nominations of persons for election to the Board and proposals of business to be considered by the stockholders must be received by the Company no later than December 20, 2002. To be considered for presentation at the Company's 2003 Annual Meeting of Stockholders, although not included in the proxy statement, proposals must be received no earlier than February 20, 2003, and no later than March 24, 2003. All stockholder proposals should be sent to the attention of the Assistant Secretary at the Company's offices at 25 Wiggins Avenue, Bedford, Massachusetts 01730.

   Stockholder proposals and nominations for election to the Board at the 2003 Annual Meeting of Stockholders may be submitted to the Assistant Secretary of the Company and must include (a) as to each person whom the stockholder proposes to nominate for election or reelection as a Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); (b) as to any other business that the stockholder proposes to bring before the Meeting, a brief description of the business desired to be brought before the Meeting, the reasons for conducting such business at the Meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company's books, and of such beneficial owner and (ii) the class and number of shares of the Company that are owned beneficially and held of record by such stockholder and such beneficial owner.

                                 OTHER MATTERS

   The 2002 Annual Meeting of Stockholders is called for the purposes set forth in the notice. The Board of Directors does not know of any matter for action by the stockholders at the Meeting other than the matters described in the notice. However, the enclosed proxy confers discretionary authority on the persons named therein with respect to matters which are not known to the Directors at the date of printing hereof and which may properly come before the Meeting. It is the intention of the persons named in the proxy to vote in accordance with their best judgment on any such matter.

                          ANNUAL REPORT ON FORM 10-K

   Copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 as filed with the Securities and Exchange Commission are available to stockholders upon written request addressed to the attention of the Assistant Secretary at the Company's offices at 25 Wiggins Avenue, Bedford, Massachusetts 01730.

   Whether or not you intend to be present at the Meeting, you are urged to fill out, sign, date and return the enclosed proxy at your earliest convenience.

                                          By Order of the Board of Directors

                                          JEFFREY M. WIESEN
                                          Secretary

April 19, 2002

                           OPTA FOOD INGREDIENTS, INC.

                AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

                 (Amended and Restated as of February 18, 2002)

     The following amends and restates in its entirety the Employee Stock Purchase Plan of Opta Food Ingredients, Inc., a Delaware corporation (the "Company"), which plan has been in effect since June 15, 1992 and has been amended from time to time thereafter. The Plan restates the plan in effect since March 10, 1993.

     1. Purpose. The purpose of the Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   Definitions.

          (a) "Board" shall mean the Board of Directors of the Company, or a committee of the Board of Directors named by the Board to administer the Plan.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Common Stock" shall mean the common stock, $.01 par value, of the Company.


          (d) "Company" shall mean Opta Food Ingredients, Inc., a Delaware corporation.

          (e) "Compensation" shall mean all compensation that is taxable income for federal income tax purposes, including, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation received from the Company or a Designated Subsidiary, but excludes relocation, expense reimbursements, tuition or other reimbursements and income realized as a result of participation in any stock option, stock purchase or similar plan of the Company or a Designated Subsidiary.

          (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

          (g) "Contributions" shall mean all amounts credited to the account of a participant pursuant to the Plan.

          (h) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

          (i) "Employee" shall mean any person who is customarily employed for at least 20 hours per week and more than five months in a calendar year by the Company or one of its Designated Subsidiaries.

          (j) "Exercise Date" shall mean the last business day of each Offering Period of the Plan.

          (k) "Exercise Price" shall mean with respect to an Offering Period, an amount equal to 85% of the Fair Market Value (as defined in paragraph 7(b)) of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower; provided, however, that in the event (i) of any stockholder-approved increase in the number of shares available for issuance under the Plan, and (ii) all or a portion of such additional shares are to be issued with respect to the Offering Period that is underway at the time of such increase ("Additional Shares"), and (iii) the Fair Market Value of the Common Stock on the date of such increase (the "Approval Date Fair Market Value") is higher than the Fair Market Value on the Offering Date for any such Offering Period, then in such instance the Exercise Price with respect to Additional Shares shall be 85% of the Approval Date Fair Market Value or the Fair Market Value on the Exercise Date, whichever is lower.

          (l) "Offering Date" shall mean the first business day of each Offering Period of the Plan.

          (m) "Offering Period" shall mean a period of six months commencing on January 1 and July 1 of each calendar year commencing with July 1, 1992.

          (n) "Plan" shall mean this Amended and Restated Employee Stock Purchase Plan.

          (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3.   Eligibility.

          (a) Any person who has been continuously employed as an Employee for six months as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan and further, subject to the requirements of paragraph 5(a) and the limitations imposed by Section 423(b) of the Code.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such stock as defined in paragraph 7(b) (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. Any option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this paragraph 3(b).

     4. Offering Periods. The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on January 1 and July 1 of each year (or at such other time or times as may be determined by the Board of Directors). The Plan shall continue until terminated in accordance with paragraph 19 hereof. The Board shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least 15 days prior to the scheduled beginning of the first Offering Period to be affected.

     5.   Participation.

          (a) An eligible Employee may become a participant in the Plan by completing an Enrollment Form provided by the Company and filing it with the Company or its designee prior to the applicable Offering Date, unless a later time for filing the Enrollment Form is set by the Board for all eligible Employees with respect to a given Offering Period. The Enrollment Form and its submission may be electronic as directed by the Company. The Enrollment Form shall set forth the percentage of the participant's Compensation (which shall be not less than 1% and not more than 10%) to be paid as Contributions pursuant to the Plan.

          (b) Payroll deductions shall commence with the first payroll following the Offering Date, unless a later time is set by the Board with respect to a given Offering Period, and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period to which the Enrollment Form is applicable, unless sooner terminated as provided in paragraph 10.

     6.   Method of Payment of Contributions.

          (a) Each participant shall elect to have payroll deductions made on each payroll during the Offering Period in an amount not less than 1% and not more than 10% of such participant's Compensation on each such payroll; provided that the aggregate of such payroll deductions during the Offering Period shall not exceed 10% of the participant's aggregate Compensation during said Offering Period (or such greater percentage as the Board may establish from time to time before an Offering Date). All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

          (b) A participant may discontinue his or her participation in the Plan as provided in paragraph 10, or, on one occasion only during the Offering Period, may decrease, but may not increase, the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new Enrollment Form authorizing a change in the deduction rate. The change in rate shall be effective as of the beginning of the next payroll period following the date of filing of the new Enrollment Form, if the Enrollment Form is completed at least ten days prior to such date, and, if not, as of the beginning of the next succeeding payroll period.

          (c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b), a participant's payroll deductions may be decreased to zero at such time and for so long as the aggregate of all payroll deductions accumulated with respect to the current Offering Period and any other Offering Period ending within the current calendar year equals $21,250. Payroll deductions shall recommence at the rate provided in such participant's Enrollment Form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 10.

     7.   Grant of Option.

          (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period a number of shares of the Common Stock determined by dividing such Employee's Contributions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Exercise Price; provided however, that such purchase shall be subject to the limitations set forth in paragraphs 3(b) and
12. The fair market value of a share of the Common Stock shall be determined as provided in paragraph 7(b).

          (b) The fair market value of the Common Stock on a given date shall be determined by the Board based on (i) if the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last sale price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), on the composite tape or other comparable reporting system or (ii) if the Common Stock is not listed on a national securities exchange and such price is not regularly reported, the mean between the bid and asked prices per share of the Common Stock at the close of trading in the over-the-counter market.

     8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to the option will be purchased for him or her at the applicable Exercise Price with the accumulated Contributions in his or her account. If a fractional number of shares results, then such number shall be rounded down to the next whole number and any unapplied cash shall be carried forward to the next Exercise Date, unless the participant requests a cash payment. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

     9. Delivery. Upon the written request of a participant, certificates representing the shares purchased upon exercise of an option will be issued as promptly as practicable after the Exercise Date of each Offering Period to participants who wish to hold their shares in certificate form. Any cash remaining in a participant's account under the Plan after a purchase by him or her of shares at the termination of each Offering Period shall be carried forward to the next Exercise Date unless the participant requests a cash payment.

     10.  Withdrawal; Termination of Employment.

          (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company or its designee. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

          (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and his or her option will be automatically terminated.

          (c) In the event an Employee fails to remain in Continuous Status as an Employee for at least 20 hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

          (d) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

     11. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

     12.  Stock.

          (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 450,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total number of shares which would otherwise be subject to options granted pursuant to paragraph 7(a) on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grants in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any amounts remaining in an Employee's account not applied to the purchase of shares pursuant to this paragraph 12 shall be refunded on or promptly after the Exercise Date. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

          (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

     13. Administration. The Board shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

     14.   Designation of Beneficiary.

          (a) A participant may designate a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may designate a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Beneficiary designations shall be made either in writing or by electronic delivery as directed by the Company.

          (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by submission of the required notice, which may be electronic. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     15. Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

     16. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

     17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

     18. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by unexercised options under the Plan and the number of shares of Common Stock which have been authorized for issuance under the Plan but are not yet subject to options (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each unexercised option under the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     In the event of the proposed dissolution or liquidation of the Company, an Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger, consolidation or other capital reorganization of the Company with or into another corporation, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in paragraph 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets, merger or other reorganization, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets, merger or other reorganization, the consideration (whether stock, cash or other securities or property) received in the sale of assets, merger or other reorganization by holders of Common Stock for each share of Common Stock held on the effective date of such transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in such transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets, merger or other reorganization.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     19.   Amendment or Termination.

           (a) The Board may at any time terminate or amend the Plan. Except as provided in paragraph 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant provided that an Offering Period may be terminated by the Board on an Exercise Date or by the Board's setting a new Exercise Date with respect to an Offering Period then in progress if the Board determines that termination of the Offering Period is in the best interests of the Company and the stockholders or if continuation of the Offering Period would cause the Company to incur adverse accounting charges in the generally-accepted accounting rules applicable to the Plan. In addition, to the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

          (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan.

     20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     22. Right to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Employee or other optionee the right to continue in the employment of the Company or any Subsidiary, or affect any right which the Company or any Subsidiary may have to terminate the employment of such Employee or other optionee.

     23. Rights as a Stockholder. Neither the granting of an option nor a deduction from payroll shall constitute an Employee the owner of shares covered by an option. No optionee shall have any right as a stockholder unless and until an option has been exercised, and the shares underlying the option have been registered in the Company's share register.

     24. Term of Plan. The Plan became effective upon its adoption by the Board in July 1992 and shall continue in effect for until June 30, 2022 unless sooner terminated under paragraph 19.

     25. Applicable Law. This Plan shall be governed in accordance with the laws of the State of Delaware, applied without giving effect to any conflict-of-law principles.

--------------------------------------------------------------------------------
  The Board of Directors recommends that you vote "FOR" Proposals 1, 2 and 3.

Please mark your votes as indicated in this example in blue or black ink: [X]

1.  Election of Directors

    FOR all nominees listed to the right           Nominees for election: 01  William P. Carmichael,
    (except as marked to the contrary) [_]                                02  A.S. Clausi,
                                                                          03  Harry Fields,
    WITHHOLD AUTHORITY to vote for all                                    04  Arthur J. McEvily, Ph.D.,
    nominees listed to the right [_]                                      05  Glynn C. Morris, and
                                                                          06  Olivier Suquet

    (Instruction: To withhold your vote for any individual nominees, write that nominee's name on the line below.)

    ------------------------------------------------

2. Approval of the adoption of the Company's Amended and Restated Employee Stock Purchase Plan, as described in the Proxy Statement.
                FOR          AGAINST          ABSTAIN
                [ ]            [ ]              [ ]
3. Approval of appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the year 2002.
                FOR          AGAINST          ABSTAIN
                [ ]            [ ]              [ ]

I plan to attend the meeting [ ]

Dated:                         , 2002
       ------------------------

------------------------------------------
                Signature

------------------------------------------
       Signature (if held jointly)

                                                    Please sign exactly as name appears at left. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in such corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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

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PROXY                                                                      PROXY

                          OPTA FOOD INGREDIENTS, INC.
                25 Wiggins Avenue, Bedford, Massachusetts 01730

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur J. McEvily, Ph.D. and Scott A.
Kumf, and each of them, with full power of substitution, the proxies of the undersigned to vote all the shares of the Common Stock of Opta Food Ingredients, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 21, 2002 or at any adjournment thereof.

     In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" all nominees for director and will be voted "FOR" Proposals 2 and 3.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and related Proxy Statement.

                (PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE)

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